Supplement dated December 9, 2022
to the following initial summary prospectus(es):
Nationwide Innovator Corporate VUL dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
Nationwide is issuing this Supplement to amend disclosure related to changes to policy charges for policies with a Policy Date on or after January 1, 2023.
Accordingly, the following updates have been made to the initial summary prospectus:
1.
The Additional Information About Fees section is deleted in its entirety and replaced with the following:
Additional Information About Fees
The following tables describe the fees and expenses that a policy owner will pay when buying, owning, and surrendering or taking partial surrenders from the policy. Please refer to the Policy Data Pages of your policy for information about the specific fees you will pay based on the options you have elected.
The first table describes the fees and expenses that a policy owner will pay at the time the policy owner pays Premium into the policy, takes partial surrenders from the policy, or transfers Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Percent of Premium Charge[1]	Upon making a Premium payment	Maximum: Policy Year 1 12% of Premium received up to Target Premium for all policies; 12% of Premium received that exceeds Target Premium for all policies
Currently:
Policy Year 1

10% of Premium received
up to Target Premium for
all policies;

2% of Premium if the
policy
is a modified
endowment contract[2]; and

0% of Premium received
that exceeds
Target Premium if the
policy is not a
modified endowment
contract

Illustration Charge[3]	If illustration requests exceed 10 in any 12 month period	Maximum: $25	Currently: $25
Partial Surrender Fee	Upon a partial surrender	Maximum: $25	Currently: $0
Overloan Lapse Protection Rider Charge†	Upon invoking the Rider
Maximum:
For policies issued with
the guideline premium/
cash value corridor test:
$42.50 per $1,000 of
Cash Value
For policies issued with
the cash value
accumulation test:
$157 per $1,000 of Cash
Value
Minimum: $1.50 per $1,000 of Cash Value
ISP-0683

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Representative: an Attained Age 85 Insured with a Cash Value of $500,000	Upon invoking the Rider	$32 per $1,000 of Cash Value
†
This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
1
The Percent of Premium Charge is assessed each time a Premium payment is received. The Percent of Premium Charge will depend on whether the Target Premium for the year in which the Premium is received has been reached. For the applicable charge for all policy years after the first policy year, see Percent of Premium Charge in the statutory prospectus.
2
For policies that are modified endowment contracts the charge is 2%. For policies that are not modified endowment contracts, the charge is 0%.
3
The policy owner will be expected to pay the Illustration Charge at the time of the request. This charge will not be deducted from the policy's Cash Value.
The next table describes the fees and expenses that a policy owner will pay periodically while the policy is In Force, not including mutual fund operating expenses.
Periodic Charges Other than Annual Underlying Mutual Fund Expenses
Base Contract Charges
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge†	Monthly	Maximum: $83.33 per $1,000 of Net Amount At Risk	Minimum: $0.03 per $1,000 of Net Amount At Risk
Representative: an individual Insured, unisex, Issue Age 42, non-tobacco, Total Specified Amount $250,000, Death Benefit Option 1, policy year 10 and issued on a guaranteed issue basis	Monthly	Currently: $0.37 per $1,000 of Net Amount At Risk
Flat Extra Charge[1]	Monthly	Maximum: $2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed
Base Policy Specified Amount Charge†	Monthly	Maximum: $0.40 per $1,000 of Base Policy Specified Amount	Minimum: $0.00 per $1,000 of Base Policy Specified Amount
Representative: an individual Insured, unisex, Issue Age 42, non-tobacco, Total Specified Amount $250,000, Death Benefit Option 1, policy year one and issued on a guaranteed issue basis	Monthly	Currently: $0.00 per $1,000 of Base Policy Specified Amount
Variable Account Asset Charge	Monthly	Maximum: 0.90% of Cash Value allocated to the Sub- Accounts	Currently: 0.65% of Cash Value allocated to the Sub- Accounts
Administrative Per Policy Charge	Monthly	Maximum: $10.00 per policy	Currently: $0.00 per policy
ISP-0683

Base Contract Charges
Policy Loan Interest Charge[2]	Annually and at the time of certain events and transactions	Maximum: 2.50% of Indebtedness	Currently: 2.00% of Indebtedness
Optional Benefit Charges
Charge	When Charge is Deducted	Amount Deducted
Additional Term Insurance Rider Cost of Insurance Charge† The Rider is available for election until the Insured reaches Attained Age 100.	Monthly	Maximum: $83.33 per $1,000 of Rider Death Benefit	Minimum: $0.01 per $1,000 of Rider Death Benefit
Representative: an individual Insured, unisex, Issue Age 42, non-tobacco, Total Specified Amount $250,000, Death Benefit Option 1, policy year 10 and issued on a guaranteed issue basis	Monthly	$0.16 per $1,000 of Rider Death Benefit
Additional Term Insurance Rider Specified Amount Charge†	Monthly	Maximum: $0.40 per $1,000 of Rider Specified Amount	Minimum: $0.00 per $1,000 of Rider Specified Amount
Representative: an individual Insured, unisex, Issue Age 42, non-tobacco, Total Specified Amount $250,000, Death Benefit Option 1, policy year one and issued on a guaranteed issue basis	Monthly	$0.00 per $1,000 of Rider Specified Amount
†
This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
1
The Flat Extra Charge is only applicable if certain factors result in an Insured having a Substandard Rating, see Cost of Insurance in the statutory prospectus. An Insured with more than one Substandard Rating may be assessed more than one Flat Extra Charge.
2
The maximum and current Policy Loan Interest Charge rates are stated as gross rates of interest charged. The effective annual interest rate Nationwide may charge against Indebtedness will never exceed 2.50%. Currently, the effective annual interest rate charged on Indebtedness is 2.00% for the first ten policy years and 1.00% thereafter. The Policy Loan Interest Charge is described in more detail in Policy Loans in the statutory prospectus.
The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that a policy owner may periodically pay while the policy is In Force. A complete list of the underlying mutual funds available under the policy, including their annual expenses, may be found at the back of this document in Appendix: Underlying Mutual Funds Available Under the Policy.
Annual Underlying Mutual Fund Expenses
	Minimum	Maximum
(Expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund assets.)	0.03%	1.62%
ISP-0683